Exhibit 1.02

ARTICLES OF AMALGAMATION

STATUTS DE FUSION

1.	The name of the amalgamated corporation is:	Dénomination sociale de la société issue de la fusion:

/ A / G / N / I / C / O / - / E /A / G / L / E / /M/ I / N / E / S / / L / I /M/ I / T / E / D / / M /I / N / E / S
/ A / G / N / I / C / O / - / E / A / G / L / E / / L / I / M / I / T / É / E / / / / / / / / /
/ / / / / / / / / / / / / / / / / / / / / / / / / / / / /
/ / / / / / / / / / / / / / / / / / / / / / / / / / / / /

2.	The address of the registered office is:	Adresse du siège social:

145 King Street East, Suite 400
(Street & Number or R.R. Number & if Multi-Office Building give Room No.)
(Rue et numéro, ou numéro de la R.R. et, s’il s’agit d’un édifice à bureau, numéro du bureau)

Toronto, Ontario		/M/ 5 / C / 2 / Y / 7 /
	(Name of Municipality or Post Office) (Nom de la municipalité ou du bureau de poste)	(Postal Code) (Code Postal)

City of Toronto	in	Municipality of Metropolitan Toronto
(Name of Municipality, Geographic Township) (nom de la municipalité, du ou du bureau de poste)	dans le/la	(County, District or Regional Municipality) (Comeé, district, municipalité régionale)

3.	Number (or minimum and maximum number) of directors is:	Nombre (ou nombres minimal et maximal) d’administrateurs:

a minimum of 5 and a maximum of 12

4.	The director(s) is/are:	Administrateur(s):

Resident Canadian State
First name, initials and last name	Residence address, giving Street & No. or R.R. No., Municipality and Postal Code	Yes or No
Prénom, autre prenoms et nom de famille	Adresse personnelle, y compris la rue et le numéro, le numéro de la R.R., le nom de la municipalité et le code postal	Résident Canadien Oui/Non

see page 1A attached

1A

First name, initials and last name	Residence address	Resident Canadian Yes or No

Pertti Voutilainen	[ * * * ]	No

Leanne Baker	[ * * * ]	No

Douglas R. Beaumont	[ * * * ]	Yes

Sean Boyd	[ * * * ]	Yes

Bernard Kraft	[ * * * ]	Yes

Mel Leiderman	[ * * * ]	Yes

James D. Nasso	[ * * * ]	Yes

Eberhard Scherkus	[ * * * ]	Yes

Howard Stockford	[ * * * ]	Yes

[ * * * ] Private information of individuals redacted from form above.

5.	A)

The amalgamation agreement has been duly adopted by the shareholders of each of the amalgamating corporations as required by subsection 176(4) of the Business Corporations Act on the date set out below.

		☐	A	Les actionnaires de chaque société qui fusionne ont dûment adopté la convention de fusion conformément au paragraphe 176(4) de la Loi sur les sociétés par actions à la date mentionnée ci-dessous.

	Check		Cocher
	A or B		A ou B

B)

The amalgamation has been approved by the directors of each amalgamating corporation by a resolution as required by section 177 of the Business Corporations Act on the date set out below. The articles of amalgamation in substance contain the provisions of the articles of incorporation of

		☒	B)

Les administrateurs de chaque sociétés qui fusionne ont approuvé la fusion par voie de résolution conformément à l’article 177 de la Loi sur les sociétés par actions à la date mentionnée ci-dessous. Les statuts de fusion reprennent essentiellement les dispositions des statuts constitutifs de

AGNICO–EAGLE MINES LIMITED/MINES AGNICO–EAGLE LIMITÉE

and are more particularly set out in these articles.			et sont énoncée textuellement aux présents statuts.

Names of amalgamating corporations Dénomination sociale des compagnies qui fusionnent	Ontario Corporation Number Numéro de la société en Ontario	Date of Adoption/Approval Date d’adoption ou d’approbation
Agnico-Eagle Mines Limited/Mines Agnico-Eagle Limitée	1495447	2007-Jul-27

Cumberland Resources Ltd.	528134	2007-Jul-27

Agnico-Eagle Acquisition Corporation	1740720	2007-Jul-27

Meadowbank Mining Corporation	1740721	2007-Jul-27

6.	Restrictions, if any, on business the corporation may carry on or on powers the corporation exercises:	Limites, s’il y a lieu, imposées aux activités commerciales ou aux pouvoirs de la société:

none

7.	The classes and any maximum number of shares that the corporation is authorized to issue;	Catégories et nombre maximal, s’il y a lieu, d’actions que le société est autorisée à émettre:

The Corporation is authorized to issue an unlimited number of shares of one class designated as common shares.

8.	Rights, privileges, restrictions and conditions (if any) attaching to each class of shares and directors authority with respect to any class of shares which may be issued in series:

Droits, privilèges, restrictions et conditions, s’il y a lieu, rattachés à chaque catégorie d’actions et pouvoirs des administrateurs relatifs à chaque catégorie d’actions qui peut être émise en série :

The holders of the common shares are entitled:
	(a)	to vote at all meetings of shareholders; and
	(b)	to receive the remaining property of the Corporation upon dissolution.

9.	The issue, transfer or ownership of shares is/is not restricted and the restrictions (if any) are as follows:	L’émission, le transfert ou la propriété d’actions est/n’est pas restreinte. Les restrictions, s’il y a lieu, sont les suivantes :

not applicable

10.	Other provisions, (if any):	Autres dispositions, s’il y a lieu:

The board of directors may from time to time, in such amounts and on such terms as it deems expedient:
(a) borrow money on the credit of the Corporation;

	(b)	issue, sell or pledge debt obligations (including bonds, debentures, notes or other similar obligations, secured or unsecured) of the Corporation;

(c)

charge, mortgage, hypothecate or pledge all or any of the currently-owned or subsequently-acquired real or personal, moveable or immoveable, property of the Corporation, including book debts, rights, powers, franchises and undertaking to secure any debt obligations or any money borrowed, or other debt or liability of the Corporation.

The board of directors may from time to time delegate to such one or more of the directors and officers of the Corporation as may be designated by the board all or any of the powers conferred on the board above to such extent and in such manner as the board shall determine at the time of each such delegation.

The English Form “Agnico-Eagle Mines Limited” and the French Form “Mines Agnico-Eagle Limitée” of the name of the Corporation are equivalent and are used separately.

11.	The statements required by subsection 178(2) of the Business Corporations Act are attached as Schedule “A”.	Les déclarations exigées aux termes du paragraphe 178(2) de la Loi sur les sociétés constituent l’annexe “A”.

12.	A copy of the amalgamation agreement or directors resolutions (as the case may be) is/are attached as Schedule “B”.	Une copie de la convention de fusion ou les résolutions des administrateurs (selon la cas) constitue(nt) l’annexe “B”.

These articles are signed in duplicate.	Les présents statuts sont signés en double exemplaire.

Names of the amalgamating corporations and signatures and descriptions of the office of their proper officers.	Dénomination sociale des sociétés qui fusionnent, signature et fonction de leurs dirigeants régulièrement désignés.

AGNICO-EAGLE MINES LIMITED/MINES AGNICO-EAGLE LIMITÉE

by:	/s/ ROBERT GREGORY LAING
Robert Gregory Laing General Counsel, Senior Vice-President, Legal and Corporate Secretary

CUMBERLAND RESOURCES LTD.

by:	/s ROBERT GREGORY LAING
Robert Gregory Laing Director

AGNICO-EAGLE ACQUISITION CORPORATION

By:	/s ROBERT GREGORY LAING
Robert Gregory Laing Director

MEADOWBANK MINING CORPORATION

By:	/s ROBERT GREGORY LAING
Robert Gregory Laing Director

SCHEDULE A

STATEMENT OF DIRECTOR OR OFFICER
PURSUANT TO SUBSECTION 178(2) OF
THE BUSINESS CORPORATIONS ACT (ONTARIO)

I, Robert Gregory Laing, of the Town of Oakville, in the Province of Ontario, hereby state as follows:

1.                             This Statement is made pursuant to subsection 178(2) of the Business Corporations Act (Ontario) (the “Act”).

2.                             I am the director, President and Secretary of Agnico-Eagle Acquisition Corporation (the “Corporation”) and as such have knowledge of its affairs.

3.                             I have conducted such examinations of the books and records of the Corporation as are necessary to enable me to make the statements set forth below.

4.                             There are reasonable grounds for believing that:

(a)           the Corporation is and the corporation to be formed by the amalgamation (the “Amalgamation”) of the Corporation, Agnico-Eagle Mines Limited/Mines Agnico-Eagle Limitée, Meadowbank Mining Corporation and Cumberland Resources Ltd. will be able to pay its liabilities as they become due; and

(b)           the realizable value of such amalgamated corporation’s assets will not be less than the aggregate of its liabilities and stated capital of all classes.

5.                             There are reasonable grounds for believing that no creditor of the Corporation will be prejudiced by the Amalgamation.

6.                             The Corporation has not been notified by any creditor that it objects to the Amalgamation.

This Statement is made this 27th day of July, 2007.

/s/ Robert Gregory Laing
Robert Gregory Laing

SCHEDULE A

STATEMENT OF DIRECTOR OR OFFICER
PURSUANT TO SUBSECTION 178(2) OF
THE BUSINESS CORPORATIONS ACT (ONTARIO)

I, Robert Gregory Laing, of the Town of Oakville, in the Province of Ontario, hereby state as follows:

1.                             This Statement is made pursuant to subsection 178(2) of the Business Corporations Act (Ontario) (the “Act”).

2.                             I am the director, President and Secretary of Meadowbank Mining Corporation (the “Corporation”) and as such have knowledge of its affairs.

3.                             I have conducted such examinations of the books and records of the Corporation as are necessary to enable me to make the statements set forth below.

4.                             There are reasonable grounds for believing that:

(a)           the Corporation is and the corporation to be formed by the amalgamation (the “Amalgamation”) of the Corporation, Agnico-Eagle Mines Limited/Mines Agnico-Eagle Limitée, Agnico-Eagle Acquisition Corporation and Cumberland Resources Ltd. will be able to pay its liabilities as they become due; and

(b)           the realizable value of such amalgamated corporation’s assets will not be less than the aggregate of its liabilities and stated capital of all classes.

5.                             There are reasonable grounds for believing that no creditor of the Corporation will be prejudiced by the Amalgamation.

6.                             The Corporation has not been notified by any creditor that it objects to the Amalgamation.

This Statement is made this 27th day of July, 2007.

/s/ Robert Gregory Laing
Robert Gregory Laing

SCHEDULE A

STATEMENT OF DIRECTOR OR OFFICER
PURSUANT TO SUBSECTION 178(2) OF
THE BUSINESS CORPORATIONS ACT (ONTARIO)

I, Robert Gregory Laing, of the Town of Oakville, in the Province of Ontario, hereby state as follows:

1.                             This Statement is made pursuant to subsection 178(2) of the Business Corporations Act (Ontario) (the “Act”).

2.                             I am the director, President and Secretary of Cumberland Resources Ltd. (the “Corporation”) and as such have knowledge of its affairs.

3.                             I have conducted such examinations of the books and records of the Corporation as are necessary to enable me to make the statements set forth below.

4.                             There are reasonable grounds for believing that:

(a)           the Corporation is and the corporation to be formed by the amalgamation (the “Amalgamation”) of the Corporation, Agnico-Eagle Mines Limited/Mines Agnico-Eagle Limitée, Agnico-Eagle Acquisition Corporation and Meadowbank Mining Corporation will be able to pay its liabilities as they become due; and

(b)           the realizable value of such amalgamated corporation’s assets will not be less than the aggregate of its liabilities and stated capital of all classes.

5.                             There are reasonable grounds for believing that no creditor of the Corporation will be prejudiced by the Amalgamation.

6.                             The Corporation has not been notified by any creditor that it objects to the Amalgamation.

This Statement is made this 27th day of July, 2007.

/s/ Robert Gregory Laing
Robert Gregory Laing

SCHEDULE A

STATEMENT OF DIRECTOR OR OFFICER
PURSUANT TO SUBSECTION 178(2) OF
THE BUSINESS CORPORATIONS ACT (ONTARIO)

I, Robert Gregory Laing, of the Town of Oakville, in the Province of Ontario, hereby state as follows:

1.                             This Statement is made pursuant to subsection 178(2) of the Business Corporations Act (Ontario) (the “Act”).

2.                             I am the General Counsel, Senior Vice-President, Legal and Corporate Secretary of Agnico-Eagle Mines Limited/Mines Agnico-Eagle Limitée (the “Corporation”) and as such have knowledge of its affairs.

3.                             I have conducted such examinations of the books and records of the Corporation as are necessary to enable me to make the statements set forth below.

4.                             There are reasonable grounds for believing that:

(a)           the Corporation is and the corporation to be formed by the amalgamation (the “Amalgamation”) of the Corporation, Meadowbank Mining Corporation, Agnico-Eagle Acquisition Corporation and Cumberland Resources Ltd. will be able to pay its liabilities as they become due; and

(b)           the realizable value of such amalgamated corporation’s assets will not be less than the aggregate of its liabilities and stated capital of all classes.

5.                             There are reasonable grounds for believing that no creditor of the Corporation will be prejudiced by the Amalgamation.

6.                             The Corporation has not been notified by any creditor that it objects to the Amalgamation.

This Statement is made this 27th day of July, 2007.

/s/ Robert Gregory Laing
Robert Gregory Laing

SCHEDULE B

RESOLUTION OF THE DIRECTORS
OF
AGNICO-EAGLE MINES LIMITED/MINES AGNICO-EAGLE LIMITÉE

“AMALGAMATION WITH AGNICO-EAGLE ACQUISITION CORPORATION,

CUMBERLAND RESOURCES LTD. AND MEADOWBANK MINING CORPORATION

WHEREAS subsection 177(1) of the Business Corporations Act (Ontario) (the “Act”) permits a holding corporation and one or more of its subsidiary corporations to amalgamate and continue as one corporation without complying with sections 175 and 176 of the Act;

AND WHEREAS Agnico-Eagle Acquisition Corporation (“Acquisition”), Cumberland Resources Ltd. (“Cumberland”) and Meadowbank Mining Corporation (“Meadowbank”) are subsidiary corporations of AGNICO-EAGLE MINES LIMITED/MINES AGNICO-EAGLE LIMITÉE (the “Corporation”);

AND WHEREAS it is considered desirable and in the best interests of the Corporation that the Corporation and each of Acquisition, Cumberland and Meadowbank amalgamate and continue as one corporation pursuant to subsection 177(1) of the Act;

IT IS RESOLVED THAT:

1.                             the amalgamation (the “Amalgamation”) of the Corporation, Acquisition, Cumberland and Meadowbank pursuant to the provisions of subsection 177(1) of the Act is hereby approved;

2.                             upon the Amalgamation becoming effective, all the shares (whether issued or unissued) of Acquisition, Cumberland and Meadowbank shall be cancelled without any repayment of capital in respect thereof;

3.                             except as may be prescribed by the Regulation under the Act, the articles of amalgamation of the corporation (the “Amalgamated Corporation”) continuing from the Amalgamation shall be the same as the articles of the Corporation;

4.                             upon the Amalgamation becoming effective, the by-law of the Corporation as in effect immediately prior to the Amalgamation shall be the by-law of the Amalgamated Corporation;

5.                             no securities shall be issued and no assets shall be distributed by the Amalgamated Corporation in connection with the Amalgamation;

6.                             any director or officer of the Corporation is hereby authorized and directed, for an in the name of and on behalf of the Corporation, to execute (whether under the corporate seal of the Corporation or otherwise) and deliver all such agreements, instruments, certificates and other documents and to do all such other acts and things as such director or officer may determine to be necessary or advisable in connection with the Amalgamation, including the execution and delivery to the Director appointed under the Act of articles of amalgamation in the prescribed form in respect of the Amalgamation, the execution of any such document or the doing of any such other act or thing being conclusive evidence of such determination.”

The undersigned General Counsel, Senior Vice-President, Legal and Corporate Secretary of AGNICO-EAGLE MINES LIMITED/MINES AGNICO-EAGLE LIMITÉE (the “Corporation”) hereby certifies that the foregoing is a true and correct copy of a resolution passed by the directors of the Corporation on July 27, 2007, which resolution is in full force and effect as of the date hereof, unamended.

DATED  July 27, 2007.

/s/ Robert Gregory Laing
Robert Gregory Laing General Counsel, Senior Vice- President, Legal and Corporate Secretary

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SCHEDULE B

RESOLUTION OF THE DIRECTOR
OF
CUMBERLAND RESOURCES LTD.

AMALGAMATION WITH AGNICO-EAGLE MINES LIMITED/MINES AGNICO-EAGLE
LIMITÉE, AGNICO-EAGLE ACQUISITION CORPORATION AND
MEADOWBANK MINING CORPORATION

WHEREAS subsection 177(1) of the Business Corporations Act (Ontario) (the “Act”) permits a holding corporation and one or more of its subsidiary corporations to amalgamate and continue as one corporation without complying with sections 175 and 176 of the Act;

AND WHEREAS CUMBERLAND RESOURCES LTD. (the “Corporation”) is a subsidiary corporation of Agnico-Eagle Mines Limited/Mines Agnico-Eagle Limitée (“Agnico”) and Agnico-Eagle Acquisition Corporation (“Acquisition”);

AND WHEREAS it is considered desirable and in the best interests of the Corporation that the Corporation and each of Acquisition, Agnico and Meadowbank Mining Corporation (“Meadowbank”) amalgamate and continue as one corporation pursuant to subsection 177(1) of the Act;

IT IS RESOLVED THAT:

1.                             the amalgamation (the “Amalgamation”) of the Corporation, Acquisition, Meadowbank and Agnico pursuant to the provisions of subsection 177(1) of the Act is hereby approved;

2.                             upon the Amalgamation becoming effective, all the shares (whether issued or unissued) of the Corporation shall be cancelled without any repayment of capital in respect thereof;

3.                             except as may be prescribed by the Regulation under the Act, the articles of amalgamation of the corporation (the “Amalgamated Corporation”) continuing from the Amalgamation shall be the same as the articles of Agnico;

4.                             upon the Amalgamation becoming effective, the by-law of Agnico as in effect immediately prior to the Amalgamation shall be the by-law of the Amalgamated Corporation;

5.                             no securities shall be issued and no assets shall be distributed by the Amalgamated Corporation in connection with the Amalgamation; and

6.                             any director or officer of the Corporation is authorized and directed, for and in the name of and on behalf of the Corporation, to execute (whether under the corporate seal of the Corporation or otherwise) and deliver all such agreements, instruments, certificates and other documents and to do all such other acts and things as such director or officer may determine to be necessary or advisable in connection with the Amalgamation, including the execution and delivery to the Director appointed under the Act of articles of amalgamation in the prescribed form in respect of the Amalgamation, the execution of any such document or the doing of any such other act or thing being conclusive evidence of such determination.

The undersigned, being the sole director of CUMBERLAND RESOURCES LTD., passes the foregoing resolution pursuant to the Business Corporations Act (Ontario).

DATED July 27, 2007.

/s/ Robert Gregory Laing
Robert Gregory Laing

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SCHEDULE B

RESOLUTION OF THE DIRECTOR
OF
AGNICO-EAGLE ACQUISITION CORPORATION

AMALGAMATION WITH AGNICO-EAGLE MINES LIMITED/MINES AGNICO-EAGLE
LIMITÉE, MEADOWBANK MINING CORPORATION AND
CUMBERLAND RESOURCES LTD.

WHEREAS subsection 177(1) of the Business Corporations Act (Ontario) (the “Act”) permits a holding corporation and one or more of its subsidiary corporations to amalgamate and continue as one corporation without complying with sections 175 and 176 of the Act;

AND WHEREAS AGNICO-EAGLE ACQUISITION CORPORATION (the “Corporation”) is a wholly-owned subsidiary corporation of AGNICO-EAGLE MINES LIMITED/MINES AGNICO-EAGLE LIMITÉE (“Agnico”);

AND WHEREAS it is considered desirable and in the best interests of the Corporation that the Corporation and each of Meadowbank Mining Corporation (“Meadowbank”), Agnico and Cumberland Resources Ltd. (“Cumberland”) amalgamate and continue as one corporation pursuant to subsection 177(1) of the Act;

IT IS RESOLVED THAT:

1.                             the amalgamation (the “Amalgamation”) of the Corporation, Meadowbank, Cumberland and Agnico pursuant to the provisions of subsection 177(1) of the Act is hereby approved;

2.                             upon the Amalgamation becoming effective, all the shares (whether issued or unissued) of the Corporation shall be cancelled without any repayment of capital in respect thereof;

3.                             except as may be prescribed by the Regulation under the Act, the articles of amalgamation of the corporation (the “Amalgamated Corporation”) continuing from the Amalgamation shall be the same as the articles of Agnico;

4.                             upon the Amalgamation becoming effective, the by-law of Agnico as in effect immediately prior to the Amalgamation shall be the by-law of the Amalgamated Corporation;

5.                             no securities shall be issued and no assets shall be distributed by the Amalgamated Corporation in connection with the Amalgamation; and

6.                             any director or officer of the Corporation is hereby authorized and directed, for and in the name of and on behalf of the Corporation, to execute (whether under the corporate seal of the Corporation or otherwise) and deliver all such agreements, instruments, certificates and other documents and to do all such other acts and things as such director or officer may determine to be necessary or advisable in connection with the Amalgamation, including the execution and delivery to the Director appointed under the Act of articles of amalgamation in the prescribed form in respect of the Amalgamation, the execution of any such document or the doing of any such other act or thing being conclusive evidence of such determination.

The undersigned, being the sole director of AGNICO-EAGLE ACQUISITION CORPORATION, passes the foregoing resolution pursuant to the Business Corporations Act (Ontario).

DATED July 27, 2007.

/s/ Robert Gregory Laing
Robert Gregory Laing

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SCHEDULE B

RESOLUTION OF THE DIRECTOR
OF
MEADOWBANK MINING CORPORATION

AMALGAMATION WITH AGNICO-EAGLE MINES LIMITED/MINES AGNICO-EAGLE
LIMITÉE, AGNICO-EAGLE ACQUISITION CORPORATION AND
CUMBERLAND RESOURCES LTD.

WHEREAS subsection 177(1) of the Business Corporations Act (Ontario) (the “Act”) permits a holding corporation and one or more of its subsidiary corporations to amalgamate and continue as one corporation without complying with sections 175 and 176 of the Act;

AND WHEREAS MEADOWBANK MINING CORPORATION (the “Corporation”) is a wholly-owned subsidiary corporation of CUMBERLAND RESOURCES LTD. (“Cumberland”);

AND WHEREAS it is considered desirable and in the best interests of the Corporation that the Corporation and each of Agnico-Eagle Acquisition Corporation (“Acquisition”), Agnico-Eagle Mines Limited/Mines Agnico-Eagle Limitée (“Agnico”) and Cumberland amalgamate and continue as one corporation pursuant to subsection 177(1) of the Act;

IT IS RESOLVED THAT:

1.                             the amalgamation (the “Amalgamation”) of the Corporation, Acquisition, Cumberland and Agnico pursuant to the provisions of subsection 177(1) of the Act is hereby approved;

2.                             upon the Amalgamation becoming effective, all the shares (whether issued or unissued) of the Corporation shall be cancelled without any repayment of capital in respect thereof;

3.                             except as may be prescribed by the Regulation under the Act, the articles of amalgamation of the corporation (the “Amalgamated Corporation”) continuing from the Amalgamation shall be the same as the articles of Agnico;

4.                             upon the Amalgamation becoming effective, the by-law of Agnico as in effect immediately prior to the Amalgamation shall be the by-law of the Amalgamated Corporation;

5.                             no securities shall be issued and no assets shall be distributed by the Amalgamated Corporation in connection with the Amalgamation; and

6.                             any director or officer of the Corporation is hereby authorized and directed, for and in the name of and on behalf of the Corporation, to execute (whether under the corporate seal of the Corporation or otherwise) and deliver all such agreements, instruments, certificates and other documents and to do all such other acts and things as such director or officer may determine to be necessary or advisable in connection with the Amalgamation, including the execution and delivery to the Director appointed under the Act of articles of amalgamation in the prescribed form in respect of the Amalgamation, the execution of any such document or the doing of any such other act or thing being conclusive evidence of such determination.

The undersigned, being the sole director of MEADOWBANK MINING CORPORATION, passes the foregoing resolution pursuant to the Business Corporations Act (Ontario).

DATED July 27, 2007.

/s/ Robert Gregory Laing
Robert Gregory Laing

2